EXHIBIT 99.3
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         Computational Materials prepared by HSBC Securities (USA) Inc.
             in connection with HSBC Home Equity Loan Trust 2005-2,
          Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2

                              HSBC [Logo Omitted]
                            HSBC Finance Corporation
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                          New Issue Term Sheet ADDENDUM
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$1,020,900,000 (approximate)

HSBC Home Equity Loan Trust 2005-2
Issuer

Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2

HSBC Home Equity Loan Corporation I
Depositor

HSBC Finance Corporation
Master Servicer

July 26, 2005

HSBC [Logo Omitted]
HSBC Securities (USA) Inc.
Lead Manager


Banc of America Securities [Logo Omitted] Citigroup [Logo Omitted] Credit Suisse First Boston [Logo Omitted] JPMorgan [Logo Omitted]
Co-Managers


This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

   HSBC Home Equity Loan Trust 2005-2                       HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)



                                  Disclaimer

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forwardlooking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.

This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information in this New Issue Term Sheet is preliminary and subject to change and shall be deemed superseded and replaced in its entirety by such prospectus and the prospectus supplement.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA) Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.




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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

  HSBC Home Equity Loan Trust 2005-2                       HSBC [Logo Omitted]
   Closed-End Home Equity Loan Asset-Backed Notes, Series 2005-2
   $1,020,900,000 (approximate)


                          Forward Looking Statements


Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.






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This New Issue Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents. The information in this New Issue Term Sheet is preliminary and subject to change.

HFCHC 2005-2 Investor Data Request for Pool Attribute Matrix        HSBC [Logo
The percentages should add up to 100% per table                        Omitted]


Current Principal Balance & CLTV (% of Aggregate Current Balance)
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Current Principal Balance  0.01 to 70.00   70.01 to 80.00  80.01 to 90.00  90.01 to 100.00  100.01 to 110.00 Over 110.00
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0.01 to 50,000.00          0.69            0.70            0.37            0.72             1.11              0.00
50,000.01 to 100,000.00    1.60            2.77            1.71            4.22             9.47              0.00
100,000.01 to 150,000.00   1.04            1.37            2.11            6.32            14.87              0.00
150,000.01 to 200,000.00   0.81            0.82            1.78            5.28            11.27              0.00
200,000.01 to 250,000.00   0.38            0.67            1.12            3.66             6.04              0.00
250,000.01 to 300,000.00   0.25            0.34            0.82            2.38             3.13              0.00
300,000.01 and above       0.46            0.89            1.58            4.55             4.72              0.00
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Total                      5.22            7.56            9.49            27.13            50.60             0.00
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Current Principal Balance & CLTV (% of Aggregate Current Balance)
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Current Principal Balance                                                         Total         WA FICO       WA Interest Rate
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0.01 to 50,000.00                                                                  3.59         608          10.850
50,000.01 to 100,000.00                                                           19.76         609           9.044
100,000.01 to 150,000.00                                                          25.70         610           8.542
150,000.01 to 200,000.00                                                          19.95         612           8.294
200,000.01 to 250,000.00                                                          11.87         610           8.104
250,000.01 to 300,000.00                                                           6.93         609           8.009
300,000.01 and above                                                              12.19         612           7.843
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Total                                                                             100.00        610           8.500
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CLTV & FICO (% of Aggregate Current Balance)
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Combined Loan-to-Value Ratio (%)    Empty      471 to 500      501 to 540       541 to 580      581 to 620      621 to 660
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0.01 to 70.00                        0.04                            0.58             1.19            1.51            1.23
70.01 to 80.00                       0.02            0.03            1.07             1.98            2.02            1.68
80.01 to 90.00                       0.04                            1.05             2.19            2.87            2.21
90.01 to 100.00                      0.12            0.02            2.56             5.98            7.15            6.84
100.01 to 110.00                     0.10            0.07            4.30             9.79           12.42           12.96
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Total                                0.32            0.12            9.57            21.14           25.97           24.92
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CLTV & FICO (% of Aggregate Current Balance)
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Combined Loan-to-Value       661 to 700    701 to 900      Over 900                      Total   Avg Current   WA Interest
Ratio (%)                                                                                            Balance          Rate
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0.01 to 70.00                      0.55          0.12          0.00                       5.22        86,435         8.251
70.01 to 80.00                     0.64          0.12          0.00                       7.56        91,556         8.652
80.01 to 90.00                     0.84          0.29          0.00                       9.49       129,622         8.167
90.01 to 100.00                    3.64          0.81          0.00                      27.13       138,723         8.281
100.01 to 110.00                   8.33          2.62          0.00                      50.60       130,110         8.684
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Total                             14.01          3.97          0.00                     100.00       124,897         8.500
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Current Principal Balance & FICO (% of Aggregate Current Balance)
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Current Principal Balance           Empty      471 to 500      501 to 540       541 to 580      581 to 620      621 to 660
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0.01 to 50,000.00                    0.02            0.01            0.35             0.84            0.90            0.87
50,000.01 to 100,000.00              0.06            0.01            2.31             4.20            4.95            4.49
100,000.01 to 150,000.00             0.08            0.02            2.48             5.55            6.89            5.91
150,000.01 to 200,000.00             0.09            0.02            1.61             4.39            5.14            4.93
200,000.01 to 250,000.00             0.02            0.02            1.02             2.47            3.40            3.00
250,000.01 to 300,000.00             0.02            0.02            0.73             1.36            1.69            1.85
300,000.01 and above                 0.04            0.02            1.07             2.33            3.00            3.87
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Total                                0.32            0.12            9.57            21.14           25.97           24.92
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Current Principal Balance & FICO (% of Aggregate Current Balance)
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Current Principal Balance    661 to 700    701 to 900      Over 900                      Total       WA CLTV   WA Interest
                                                                                                                      Rate
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0.01 to 50,000.00                  0.45          0.16          0.00                       3.59         84.14        10.850
50,000.01 to 100,000.00            2.77          0.98          0.00                      19.76         92.97         9.044
100,000.01 to 150,000.00           3.55          1.22          0.00                      25.70         97.21         8.542
150,000.01 to 200,000.00           2.89          0.88          0.00                      19.95         97.43         8.294
200,000.01 to 250,000.00           1.66          0.29          0.00                      11.87         96.58         8.104
250,000.01 to 300,000.00           1.02          0.23          0.00                       6.93         95.89         8.009
300,000.01 and above               1.67          0.20          0.00                      12.19         94.57         7.843
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Total                             14.01          3.97          0.00                     100.00         95.46         8.500
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CLTV & Interest Rates (% of Aggregate Current Balance)
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Combined Loan-to-Value     7.000 to 7.999  8.000 to 8.999  9.000 to 9.999        10.000 to       11.000 to       12.000 to
Ratio (%)                                                                           10.999          11.999          12.999
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0.01 to 70.00                        3.23            0.99            0.51             0.31            0.13            0.04
70.01 to 80.00                       3.48            1.42            1.45             0.86            0.22            0.07
80.01 to 90.00                       5.89            2.16            0.79             0.37            0.18            0.05
90.01 to 100.00                     13.88            9.25            2.20             0.87            0.54            0.29
100.01 to 110.00                    13.30           25.42            7.82             2.20            1.16            0.59
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Total                               39.78           39.24           12.77             4.61            2.22            1.03
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CLTV & Interest Rates (% of Aggregate Current Balance)
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Combined Loan-to-Value        13.000 to     14.000 to     15.000 to   16.000 and         Total       WA FICO   WA Interest
Ratio (%)                        13.999        14.999        15.999           up                                      Rate
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0.01 to 70.00                      0.01          0.00                       0.00          5.22           603         8.251
70.01 to 80.00                     0.05          0.02          0.00                       7.56           596         8.652
80.01 to 90.00                     0.04          0.01          0.00                       9.49           603         8.167
90.01 to 100.00                    0.05          0.04          0.01                      27.13           609         8.281
100.01 to 110.00                   0.06          0.05          0.01                      50.60           616         8.684
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Total                              0.21          0.12          0.02                     100.00           610         8.500
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